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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                             --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of report (Date of earliest event reported):        December 29, 1995
                                                     ------------------------


                           Dart Group Corporation.
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               (Exact Name of Registrant as Specified in Charter)


     Delaware                        0-1946                    53-0242973
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(State or Other Jurisdiction       (Commission               (IRS Employer
    of Incorporation)              File Number)           Identification No.)


        3300 75th Avenue, Landover, Maryland                        20785
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     (Address of Principal Executive Offices)                    (Zip Code)



 Registrant's telephone number, including area code:       301-731-1200
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                      Index to Exhibits Appears at Page 5





                               Page 1 of 7 Pages
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Item 5.  Other Events.

          On December 29, 1995 Dart Group Corporation (the "Corporation") issued a press release announcing the appointment of Ambassador Richard B. Stone as Voting Trustee under the Voting Trust Agreement entered into on October 6, 1995, as part of the Corporation's settlement with Ronald S. Haft.
A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.





                               Page 2 of 7 Pages
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements -- None.

     (b)  Pro Forma Financial Information -- None.

     (c)  Exhibits

               99.1 Press Release issued by Dart Group Corporation on December 29, 1995





                               Page 3 of 7 Pages
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Dart Group Corporation


                                   By:  /s/ Ronald Rice
                                        ---------------------------------
                                        Name:   Ronald Rice
                                        Title:  Assistance Vice President
                                                and Controller

Date:  December 29, 1995





                                  Page 4 of 7 Pages
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                                 Exhibit Index



Exhibit No.                   Description of Exhibits            Page
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99.1           Press Release issued by the Corporation on
               December 29, 1995.                                  6





                               Page 5 of 7 Pages